UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2012

RAMCO-GERSHENSON PROPERTIES TRUST
(Exact name of registrant as specified in its Charter)

Maryland	1-10093	13-6908486
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan	48334
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(248) 350-9900

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 17, 2012, Ramco-Gershenson Properties Trust (the “Company”) and Ramco-Gershenson Properties, L.P., entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Stifel, Nicolaus & Company, Incorporated, as representatives of the underwriters named therein (collectively, the “Underwriters”), in connection with the public offering of 6.325 million shares of the Company’s common shares of beneficial interest (the “Shares”), including 0.825 million shares pursuant to the underwriters’ over-allotment option.  The sale of 5.500 million shares closed May 22, 2012.

The offering of the Shares was made pursuant to the Registration Statement on Form S-3 (Registration No. 333-174805), the base prospectus dated June 17, 2011, and the related prospectus supplement dated May 17, 2012.

Item 8.01	Other Events

On May 16, 2012, the Company issued a press release announcing offering of the Shares.  On May 17, 2012, the Company issued a press release announcing the pricing of the Shares.  On May 22, 2012, the Company issued a press release announcing the closing of the offering.  Copies of the press releases are attached hereto as Exhibit 99.1, Exhibit 99.2, and Exhibit 99.3, respectively, and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

1.1
Underwriting Agreement, dated May 17, 2012, by and among the Company, Ramco-Gershenson Properties, L.P., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Stifel, Nicolaus & Company, Incorporated, as representatives of the underwriters named therein.

	5.1	Opinion of Ballard Spahr LLP.

	99.1	Press Release dated May 16, 2012, entitled “Ramco-Gershenson Properties Announces Commencement of Common Share Offering”.

	99.2	Press Release dated May 17, 2012, entitled “Ramco-Gershenson Properties Announces Pricing of Common Share Offering”.

	99.3	Press Release dated May 22, 2012, entitled “Ramco-Gershenson Announces Closing of Common Share Offering”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST

Date: May 23, 2012	By: /s/ GREGORY R. ANDREWS
Gregory R. Andrews
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit	Description

1.1
Underwriting Agreement, dated May 17, 2012, by and among the Company, Ramco-Gershenson Properties, L.P., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Stifel, Nicolaus & Company, Incorporated, as representatives of the underwriters named therein.

5.1	Opinion of Ballard Spahr LLP.

99.1	Press Release dated May 16, 2012, entitled “Ramco-Gershenson Properties Announces Commencement of Common Share Offering”.

99.2	Press Release dated May 17, 2012, entitled “Ramco-Gershenson Properties Announces Pricing of Common Share Offering”.

99.3	Press Release dated May 22, 2012, entitled “Ramco-Gershenson Announces Closing of Common Share Offering”.